Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We  hereby   consent  to  the   incorporation   by   reference  in  the
Post-Effective Amendment No. 6 to Registration Statement on Form S-8 (Registration No. 2-80406) of Bank of America Corporation of our report dated January 13, 2000, which appears on page 53 of the Bank of America Corporation Annual Report on Form 10-K for the year ended December 31, 1999.


/s/  PRICEWATERHOUSECOOPERS LLP
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May 12, 2000
Charlotte, North Carolina